UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 15, 2015

Unilens Vision Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-17861	27-2254517
(Commission File Number)	(IRS Employer Identification No.)

10431 72nd Street North
Largo, Florida	33777-1511
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code:  (727) 544-2531

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Unilens Vision Inc. issued an earnings press release yesterday May 14, 2015, reporting its operating results for the fiscal year 2015 third quarter and nine months ended March 31, 2015. This press release is attached as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

     (d)

Exhibit 99.1

Unilens Vision Inc. News Release issued May 14, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNILENS VISION INC. (Registrant)
Date: May 15, 2015	By /s/Leonard F. Barker Name: Leonard F. Barker Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

Description

1.1

Unilens Vision Inc. News Release issued May 14, 2015